EXHIBIT 32.2

                                  CERTIFICATION
                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002


     In connection with this quarterly report on Form 10-QSB of Tennessee Valley Financial Holdings, Inc. I, Mark B. Holder, Senior Vice President (Principal Financial and Accounting Officer) of Tennessee Valley Financial Holdings, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Tennessee Valley Financial Holdings, Inc.

     This Certification is signed on August 14, 2003.

                                            /s/  Mark B. Holder
                                            ------------------------------------
                                            Mark B. Holder
                                            Senior Vice President